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                                                               Exhibit 10.5



    List of Contents of Exhibits and Schedules to the Royal Indemnity Company
                        Quota Share Reinsurance Agreement



            Exhibits                              Description
            --------                              -----------

Exhibit A                              Form of Accounting and Settlement Reports

Exhibit B                              Form of Trust Agreement

Exhibit C                              Assignment of Net Premium Receivables

Exhibit D                              Assignment of Reinsurance Recoverables

Exhibit E                              URC Investment Guidelines



            Schedules                              Description
            ---------                              -----------

Schedule 2.1                           Terrorism Allocation Methodology

Schedule 2.4                           Reinsurance Contracts